EXHIBIT 10.53


                  FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of June 24, 1994 (the "First Amendment") is to that Credit Agreement as further amended and modified from time to time hereafter, the "Credit Agreement;" terms used but not otherwise defined herein shall have the meanings assigned in the Credit Agreement), by and among IMC-AGRICO COMPANY, a Delaware general partnership (the "Borrower"), the Banks identified therein, and NATIONSBANK OF NORTH CAROLINA, N.A., as Agent (the Agent").

                         W I T N E S S E T H:


     WHEREAS, the Banks have, pursuant to the terms of the Credit
Agreement, made available to the Borrower a $75,000,000 credit facility;

     WHEREAS, the Borrower has requested modification of the financial covenant relating to Minimum Partners' Capital contained therein; and

     WHEREAS, the Required Banks have agreed to the requested changes on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The financial covenant relating to Minimum Partners' Capital contained in Section 5.11(a) is amended and modified to read as follows:

       (a) Minimum Partners' Capital. The Borrower will not permit Partners' Capital at any time to be less than:

                                            Minimum Partners' Capital
       Closing Date through June 29, 1994         $1,450,000,000
       June 30, 1994 and thereafter                1,350,000,000

     2. In connection with this First Amendment, the Borrower hereby represents and warrants that as of the date hereof (a) the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except for those which expressly relate to an earlier date), and (b) no Default or Event of Default presently exists under the Credit Agreement.

     3. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement remain in full force and effect.

     4. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this First Amendment, including the reasonable fees and expenses of the Agent's legal counsel.

     5. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

     6. This First Amendment, as the Credit Agreement, shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:        IMC-AGRICO COMPANY, a Delaware
                 general partnership by its Managing
                 Partner

                 By: IMC-AGRICO MP, INC., a Delaware
                     corporation, as Managing Partner

                     By: JOHN E. GALVIN
                         ----------------------------
                         JOHN E. GALVIN
                     Title: Treasurer

BANKS:           NATIONSBANK OF NORTH CAROLINA, N.A.,
                 individually in its capacity as a
                 Bank and in its capacity as Agent

                 By
                   -----------------------------------
                   Christopher B. Torie
                   Senior Vice President

                 CITIBANK, N.A.

                 By
                   -----------------------------------
                 Title
                      --------------------------------

                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A.
                 By
                   -----------------------------------
                 Title
                      --------------------------------

                 ARAB BANKING CORPORATION
                 By
                   -----------------------------------
                 Title
                      --------------------------------

                                  -2-
     4. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this First Amendment, including the reasonable fees and expenses of the Agent's legal counsel.

     5. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

     6. This First Amendment, as the Credit Agreement, shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:        IMC-AGRICO COMPANY, a Delaware
                 general partnership by its Managing
                 Partner

                 By: IMC-AGRICO MP, INC., a Delaware
                     corporation, as Managing Partner

                     By:
                         ----------------------------

                     Title:

BANKS:           NATIONSBANK OF NORTH CAROLINA, N.A.,
                 individually in its capacity as a
                 Bank and in its capacity as Agent

                 By  CHRISTOPHER B. TORIE
                   -----------------------------------
                   Christopher B. Torie
                   Senior Vice President

                 CITIBANK, N.A.

                 By
                   -----------------------------------
                 Title
                      --------------------------------

                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A.
                 By
                   -----------------------------------
                 Title
                      --------------------------------

                 ARAB BANKING CORPORATION
                 By
                   -----------------------------------
                 Title
                      --------------------------------

                                  -2-
     4. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this First Amendment, including the reasonable fees and expenses of the Agent's legal counsel.

     5. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

     6. This First Amendment, as the Credit Agreement, shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:        IMC-AGRICO COMPANY, a Delaware
                 general partnership by its Managing
                 Partner

                 By: IMC-AGRICO MP, INC., a Delaware
                     corporation, as Managing Partner

                     By:
                         ----------------------------

                     Title:

BANKS:           NATIONSBANK OF NORTH CAROLINA, N.A.,
                 individually in its capacity as a
                 Bank and in its capacity as Agent

                 By
                   -----------------------------------
                   Christopher B. Torie
                   Senior Vice President

                 CITIBANK, N.A.

                 By MICHAEL MANDRACCHIO     VP
                   -----------------------------------
                    MICHAEL MANDRACCHIO
                 Title Attorney-in-Fact
                      --------------------------------

                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A.
                 By
                   -----------------------------------
                 Title
                      --------------------------------

                 ARAB BANKING CORPORATION
                 By
                   -----------------------------------
                 Title
                      --------------------------------
                                  -2-
     4. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this First Amendment, including the reasonable fees and expenses of the Agent's legal counsel.

     5. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

     6. This First Amendment, as the Credit Agreement, shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:        IMC-AGRICO COMPANY, a Delaware
                 general partnership by its Managing
                 Partner

                 By: IMC-AGRICO MP, INC., a Delaware
                     corporation, as Managing Partner

                     By:
                         ----------------------------

                     Title:

BANKS:           NATIONSBANK OF NORTH CAROLINA, N.A.,
                 individually in its capacity as a
                 Bank and in its capacity as Agent

                 By
                   -----------------------------------
                   Christopher B. Torie
                   Senior Vice President

                 CITIBANK, N.A.

                 By
                   -----------------------------------
                 Title
                      --------------------------------

                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A.
                 By JOANNA M. SOLOWSKI    ROBERT B. BENOIT
                   -----------------------------------
                    JOANNA M. SOLOWSKI    ROBERT B. BENOIT
                 Title Vice President     Senior Vice President
                      --------------------------------

                 ARAB BANKING CORPORATION
                 By
                   -----------------------------------
                 Title
                      --------------------------------
                                  -2-
     4. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this First Amendment, including the reasonable fees and expenses of the Agent's legal counsel.

     5. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

     6. This First Amendment, as the Credit Agreement, shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:        IMC-AGRICO COMPANY, a Delaware
                 general partnership by its Managing
                 Partner

                 By: IMC-AGRICO MP, INC., a Delaware
                     corporation, as Managing Partner

                     By:
                         ----------------------------

                     Title:

BANKS:           NATIONSBANK OF NORTH CAROLINA, N.A.,
                 individually in its capacity as a
                 Bank and in its capacity as Agent

                 By
                   -----------------------------------
                   Christopher B. Torie
                   Senior Vice President

                 CITIBANK, N.A.

                 By
                   -----------------------------------
                 Title
                      --------------------------------

                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A.
                 By
                   -----------------------------------
                 Title
                      --------------------------------

                 ARAB BANKING CORPORATION
                 By  SHELDON TILNEY
                   -----------------------------------
                 Title Deputy GM
                      --------------------------------
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